Rule 497(e)

File Nos. 33-73832/811-8268

Supplement dated May 21, 2007

to Prospectus dated April 30, 2007 (the “Prospectus”)

FOR SHAREHOLDERS OF FIRSTHAND E-COMMERCE FUND

AND FIRSTHAND GLOBAL TECHNOLOGY FUND

Effective May 21, 2007, Firsthand Capital Management chief investment officer Kevin Landis will assume responsibility as the sole portfolio manager of Firsthand e-Commerce Fund and Firsthand Global Technology Fund. Previously, portfolio management responsibilities for both Funds were shared by multiple members of Firsthand’s investment team. Mr. Landis served on the portfolio management team of both Funds since their inception. This information replaces the applicable sections on page 31 of the Prospectus describing the portfolio management teams for the Funds.